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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20529

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2004


MBNA AMERICA BANK, NATIONAL ASSOCIATION
ON BEHALF OF THE
MBNA MASTER CREDIT CARD TRUST II
 (Exact name of registrant as specified in its charter)

United States

333-104089

51-0331454
(State or other jurisdiction of
incorporation)

(Commission File Number)

(IRS Employer
Identification No.)

Wilmington, DE

19884
(Address of principal executive office)

(Zip Code)

Registrant's telephone number, including area code  (800) 362-6255.

                        N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Section 8 - Other Events.

ITEM 8.01.              Other Events.

On November 15, 2004 the MBNA Master Credit Card Trust II Series 1999-M
(the "Series") will be
terminated in accordance with the provisions of Section 10 of the Series 1999-M Supplement dated as of
December 1, 1999, to the Pooling and Servicing Agreement dated as of August 4, 1994 (the "Pooling and
Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement. Final Payment will be made on the Series certificates after presentation and surrender of the Series certificates at the offices of The Bank of New York, as the Trustee.

November 15, 2004 is a Distribution Date for each publicly-offered Series of Certificates issued by
MBNA Master Credit Card Trust II. Copies of the Certificateholders' Statements for the month ended
October 31, 2004 are included as Exhibits to this Report under Exhibit 20.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c).  Exhibits.

The following are filed as Exhibits to this Report under Exhibit 20:


20.1. Series 1995-C Certificateholders' Statement for the month ended October 31, 2004.

20.2. Series 1996-B Certificateholders' Statement for the month ended October 31, 2004.

20.3. Series 1996-G Certificateholders' Statement for the month ended October 31, 2004.

20.4. Series 1996-M Certificateholders' Statement for the month ended October 31, 2004.

20.5. Series 1997-B Certificateholders' Statement for the month ended October 31, 2004.

20.6. Series 1997-K Certificateholders' Statement for the month ended October 31, 2004.

20.7. Series 1998-E Certificateholders' Statement for the month ended October 31, 2004.

20.8. Series 1998-F Certificateholders' Statement for the month ended October 31, 2004.

20.9. Series 1998-G Certificateholders' Statement for the month ended October 31, 2004.

20.10. Series 1999-B Certificateholders' Statement for the month ended October 31, 2004.

20.11. Series 1999-D Certificateholders' Statement for the month ended October 31, 2004.

20.12. Series 1999-J Certificateholders' Statement for the month ended October 31, 2004.

20.13. Series 1999-L Certificateholders' Statement for the month ended October 31, 2004.

20.14. Series 1999-M Certificateholders' Statement for the month ended October 31, 2004.

20.15. Series 2000-A Certificateholders' Statement for the month ended October 31, 2004.

20.16. Series 2000-C Certificateholders' Statement for the month ended October 31, 2004.

20.17. Series 2000-D Certificateholders' Statement for the month ended October 31, 2004.

20.18. Series 2000-E Certificateholders' Statement for the month ended October 31, 2004.

20.19. Series 2000-F Certificateholders' Statement for the month ended October 31, 2004.

20.20. Series 2000-G Certificateholders' Statement for the month ended October 31, 2004.

20.21. Series 2000-H Certificateholders' Statement for the month ended October 31, 2004.

20.22. Series 2000-I Certificateholders' Statement for the month ended October 31, 2004.

20.23. Series 2000-K Certificateholders' Statement for the month ended October 31, 2004.

20.24. Series 2000-L Certificateholders' Statement for the month ended October 31, 2004.

20.25. Series 2001-A Certificateholders' Statement for the month ended October 31, 2004.

20.26. Series 2001-B Certificateholders' Statement for the month ended October 31, 2004.


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     November 12, 2004


                                      MBNA AMERICA BANK, NATIONAL ASSOCIATION, as Servicer


                                      By:         /s/Marcie Copson-Hall
                                      ----------------------------------
                                      Name:   Marcie Copson-Hall
                                      Title:  Executive Vice President


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